                                                                    EXHIBIT 99.1
NASDAQ

By Facsimile and First Class Mail
---------------------------------

December 20, 2000

Mr. Stephen A. Dukker
Chief Executive Officer
eMachines, Inc.
14350 Myford Road, Suite 100
Irvine, CA  92606

Re:  eMachines, Inc. (the "Company")

Dear Mr. Dukker:

The Company's Common Stock has failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days as required by Marketplace Rule 4450(a)(5) (the "Rule")./1/ Therefore, in accordance with Marketplace Rule 4310(c)(8)(B), the Company will be provided 90 calendar days, or until March 20, 2001 to regain compliance with this Rule./2/ If at anytime before March 20, 2001, the bid price of the Company's Common Stock is at least $1.00 for a minimum of 10 consecutive trading days, Staff will determine if the Company complies with the Rule. However, if the Company is unable to demonstrate compliance with the rule on or before March 20, 2001, Nasdaq will provide the Company with written notification pursuant to Marketplace Rule 4815(a) that Staff has determined to delist its Common Stock. At that time, the Company may request a review of Statff's determination pursuant to Marketplace Rule 4800 Series.

If you have nay questions concerning the compliance issues discussed above, please contact Abdul Mohamed, Listing Analyst at 1-800-200-3505.

Sincerely,


/s/ MARTHA L. CARTER
------------------------------
Martha L. Carter, Ph.D.
Director
Nasdaq Listing Qualifications

--------------------
/1/ The Company also does not meet the maintenance requirements under Maintenance Standard 2. See attached chart.

/2/ The 90 day period relates exclusively to the bid price deficiency. The company may be delisted during the 90 day period for failure to maintain compliance with any other listing requirement for which it is currently on notice or which occurs during the period.

NASDAQ

                            NASDAQ NATIONAL MARKET
                        CONTINUED INCLUSION REQUIREMENTS

The following table identifies the National Market maintenance standards. Each incidence of non-compliance is denoted with an "X".

COMPANY SYMBOL:  EEEE

------------------------------------------------------------------------------------------------------------------
                              Maintenance Standard                         Maintenance Standard
     Standards                          1                                             2
------------------------------------------------------------------------------------------------------------------
Net Tangible Assets/3/              $4 million                                       N/A
------------------------------------------------------------------------------------------------------------------
Market Capitalization                  N/A                                       $50 million
                                                                                     OR
Total Assets                                                                    ($50 million
                                                                                     AND
Total Revenue                                                                   $50 million)
------------------------------------------------------------------------------------------------------------------
Public Float (shares)/4/               750,000                                   1.1 million
------------------------------------------------------------------------------------------------------------------
Market Value of Public Float        $5 million                                   $15 million
------------------------------------------------------------------------------------------------------------------
Bid Price                                 $ 1                  X                      $ 5                    X
------------------------------------------------------------------------------------------------------------------
Round Lot Shareholders/5/                  400                                         400
------------------------------------------------------------------------------------------------------------------
Market Makers/6/                          2                                             4
------------------------------------------------------------------------------------------------------------------
Corporate Governance                     Yes                                           Yes
------------------------------------------------------------------------------------------------------------------

-----------------------
/3/ Net Tangible Assets = Total Assets - Total Liabilities - Goodwill - Redeemable Securities

/4/ Public float is defined as total shares outstanding less any shares held by officers, directors, or beneficial owners of 10 percent or more.

/5/ Round lot holders are holders of 100 shares or more.

/6/ An Electronic Communication Network ("ECN") is not considered an active market maker.


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